Exhibit 99.2 2025 Third Quarter Earnings & 2026 Outlook Investor Presentation October 29, 2025

Aaron Musgrave Vice President, Investor Relations 2

FORWARD-LOOKING STATEMENTS Safe Harbor This presentation includes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. They are not guarantees or assurances of any outcomes, financial results, levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this presentation. The factors that could cause actual results to differ are discussed in the Appendix to this presentation, and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as filed with the SEC on October 29, 2025. Non-GAAP Financial Information This presentation includes non-GAAP financial measures. Further information regarding these non-GAAP financial measures, including a reconciliation of each of these measures to the most directly comparable GAAP measure, is included in this presentation. 3

John Griffith President & Chief Executive Officer 4

# Strong Third Quarter and YTD 2025 Results

***2025 EPS Guidance of $5.70 to $5.75 Affirmed****

AMERICAN WATER

## Earnings Per Share**



$4.17
$1.80
$2.37
$4.47
$1.94
$2.53
2024
2025
First Half
Q3

## ☑ Q3/YTD Highlights

- ✓ 2025 YTD EPS of $4.47 driven by higher revenue on increased rate base and rate case outcomes
  - YTD 2025 results up 9.0% vs. 2024 on a weather-normalized basis
  - Net unfavorable impact of weather of $0.07 per share, including $0.01 unfavorable in Q3 2025
- ✓ Continued success in regulatory execution
  - Completed cases in 2025 in TN, VA, MO, IA and HI; General cases filed in KY, WV, CA and MD
- ✓ Entered into equity forward agreements for ~$1 billion; assuming settlement mid-year 2026 to fully satisfy 2026 equity needs
- ✓ Issued $900 million in senior notes in August
- ✓ $600M+ of acquisitions currently under agreement representing ~107,000 customer connections
- ✓ Announced merger with Essential Utilities
  - Goal to make all Public Utility Commission filings within 60 days

** Includes $0.10 per share of incremental interest income from the seller note resulting from the 2021 sale of Homeowner Services Group (HOS) that was amended in early 2024. Will exclude transaction costs and expenses associated with the recently announced merger with Essential Utilities.*

*** Results for the three and nine months ended September 30, 2025 include incremental interest income of $0.03 and $0.08 per share, respectively, compared to $0.03 and $0.07 per share in the same periods in 2024 resulting from the early 2024 amendment to the secured seller note from the sale of the former HOS business.*

5

Initiating 2026 EPS Guidance Consistent Future Earnings Growth Within 7-9% Range 2026 EPS 2025 EPS Guidance 7-9% EPS Guidance* of $5.70 - CAGR Target 2024 EPS Assumes HOS $5.75 note to be of $5.39 repaid around year-end 2025 2026 EPS Guidance $0.10 Reflects $0.12 incremental of weather interest from $6.02 - $6.12 and $0.09 amended HOS incremental Does not include interest income from seller note 2023 EPS of $6.12 interest from HOS seller note amended HOS $4.90 +8% seller note $5.65 $6.02 +8.6% Reflects $0.13 of weather $5.18 $5.60 +8.6% $4.77 2030E 2024 2025E 2023 2026E 2027E 2028E 2029E & Beyond * On a weather-normalized basis; net weather of $0.00 per share through 9/30/2025. 6

Long-Term Targets Affirmed Strong and Sustainable Growth Outlook for the Future LONG-TERM FINANCIAL TARGETS Drivers of Sustainable Shareholder Return Customer EPS Dividend Per Sustainability Affordability Growth Share Growth Leadership + 7-9% 7-9% + Additional Supportive Targets Debt to Dividend Capital Payout Ratio <60% 55-60% 7

David Bowler Executive Vice President & Chief Financial Officer 8

Details of Year-To-Date 2025 EPS 1.42 (0.41) (0.32) 0.01 $4.47 (0.27) $0.08* $4.17 (0.06) $0.07* (0.07) Q3 YTD 2024 Weather** Revenue O&M Depreciation Financing General Taxes Other, net Q3 YTD 2025 * Results for the nine months ended September 30, 2025 and 2024 include incremental interest income of $0.08 and $0.07 per share, respectively, resulting from the early 2024 amendment to the secured seller note from the sale of the former HOS business. 9 ** Includes estimated weather of $0.00 per share in 2025 and $0.07 per share favorable in 2024.

General Rate Case Updates Rate Cases in Progress 2025 Completed Rate Cases State Capital Rates Expected State Additional Authorized Filed Type Rates Effective Date Subsidiary Investment Effective Date Subsidiary Revenue August 1, Hawaii General $1 million August 1, 2025 Maryland $22 million March 2026 2025 Iowa General $13 million August 1, 2025 California July 1, 2025 $750 million January 1, 2027 Missouri General $63 million May 28, 2025 Interim Rates effective Kentucky May 16, 2025 $212 million Virginia General $15 million February 24, 2025 Dec. 2025 West March 1, 2026 Tennessee General $1 million January 21, 2025 May 5, 2025 $300 million Virginia March 1, 2027 Date of Previous GRC Filings by State IN VA PA NJ IL TN IA MO HI WV* KY* CA* MD* Mar. 31, Nov. 1, Nov. 8, Jan. 19, Jan. 25, May 1, May 1 , July 1, Aug. 2, May 5, May 16, July 1, Aug. 1, 2023 2023 2023 2024 2024 2024 2024 2024 2024 2025 2025 2025 2025 *In progress 10

# Considerations for 2026 Outlook

## *Initiating 2026 EPS Guidance of $6.02 to $6.12**

### 2026 Growth Drivers

- ✓ **8% EPS growth in 2026 (at midpoint) vs. 2025 on a weather-normalized basis**
  - ✓ Revenue growth in base rates and in infrastructure mechanisms from capital investment
  - ✓ Focus on customer affordability and driving effective and efficient cost management strategies
  - ✓ De-risked 2026 financing via strategic forward equity contract at strong pricing; assumes settlement mid-year 2026
  - ✓ Plan assumes repayment of $795 million HOS note around year-end 2025



$5.70 - $5.75***
$0.10
$5.60 - $5.65**
1.15 – 1.30
(0.05) – (0.15)
(0.20) – (0.30)
(0.30) – (0.40)
(0.05) – (0.10)
$6.02 - $6.12*
8% growth at midpt.
2025 Guidance
Revenue
O&M
Depreciation
Financing and Dilution
General Tax
2026 Guidance

** 2026 Guidance range assumes HOS Note repaid around year-end 2025. Will exclude transaction costs and expenses associated with the recently announced merger with Essential Utilities.*

*** Excludes weather of $0.00 per share in 2025 (unfavorable $0.03 in Q2, favorable $0.03 in Q3). Will exclude transaction costs and expenses associated with the recently announced merger with Essential Utilities.*

**** Includes $0.10 incremental interest from amended HOS seller note in 2025. Will exclude transaction costs and expenses associated with the recently announced merger with Essential Utilities.*

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Continued Strong Balance Sheet & Credit Ratings Total Debt to Total Capital AWK Long-Term Senior Unsecured Ratings S&P Moody’s A Baa1 Long-Term As of (StableOutlook) (StableOutlook) Target September 30, 2025 <60% 58% ✓ Low risk business profile Ratings and Stable Outlook ✓ Strong regulatory affirmed at S&P / Moody’s jurisdictions (June ’25/Jan. ‘25) ✓ Supportive financial plans Note: September 30, 2025 percentage shown is net of cash and cash equivalents of $166 million. Consolidated Debt Maturity Profile Liquidity Profile as of September 30, 2025 (Rounded) ($ in millions) $1,475 ($ in millions) Available Liquidity Revolving Credit Facility as of 9/30/25 $950 $875 ✓ Credit Facility capacity of $2.75 billion $1,827 $650 ✓ Maturity date of October 2029 $166 Cash $50 $1,661 Credit 2025* 2026** 2027 2028 2029 *Proceeds of $795 million from the note related to the sale of HOS are due to the Company in December 2026. Current plan assumes repayment of $795 million HOS note around year-end 2025. 12 **Proceeds of ~$1 billion from the equity forward agreements is assumed to be settled mid-year 2026.

Funding the 2026-2030 Capital Investment Plan ($ in millions) Financing Plan: 2026-2030 Operating Cash Flows $14,000 Debt Financing $12,500 Equity Issuances $2,500 Sale Proceeds (HOS)* $0 Total Sources: ~$29 Billion * Plan assumes repayment of $795 million HOS note around year-end 2025. ➢ $2.5B of equity issuances in 2026-2030, driven by capital investment needs and consistently achieving <60% debt to cap target • Includes ~$1 billion equity financing in 2026, which is covered by the equity forward agreements entered into in August 2025, assumes proceeds are received in mid-2026, plus an additional ~$1.5 billion in 2029, to support growth in the business; issuances are subject to market conditions • Uses of funds: primarily ~$19-20 billion of capital investments, ~$4.5 billion of LTD maturities, and dividends • Current 2026 financing plan includes $1.5-2.0B of long-term debt financing ➢ Investors should expect equity financing to occur consistent with a traditional regulated utility financing strategy and to maintain our strong balance sheet and credit metrics, with timing and sizing in alignment with our investment program and rate case cycle 13

Cheryl Norton Executive Vice President & Chief Operating Officer 14

Five- and Ten-Year Capital Plans: Investments to Support System Needs Capital Plan ($ in billions) ➢ $2 billion increase in 5-year capital plan • $1 billion to meet compliance requirements for EPA’s PFAS Rule • $0.5 billion to meet compliance requirements for EPA’s Lead & Copper Rule Improvements (LCRI) $46 - $48 • $0.5 billion of other, including related to rolling forward the plan one year ➢ $6 billion increase in 10-year capital plan driven by expansion of aging infrastructure Regulated $40 - $42 $4 - $5 replacement programs (including ongoing lead and galvanized steel service line Acquisitions replacements), and other emerging needs $4 - $5 $19 - $20* $17-18 $2.0 - $2.5 $1.5 - $2.0 Regulated $42 - $43 System $3.7 Investments $36 - $37 $17.0 - $17.5 $15.5 - $16.0 2025 – 2029 2025 – 2034 2026E 2026 – 2030 2026 – 2035 (Prior Plan) (Prior Plan) 15 *Includes $2 billion related to PFAS, primarily in 2026-2028; and $1.5 billion related to LCRI.

Continued Focus on Customer Affordability Residential Water Bill as % of Values Around Affordability $ Median Household Income* ➢ Focused on keeping customer bills affordable compared to income (wallet share) • Goal for AW average residential water customer bills: 1.00% 1% or less of median household income ➢ Continue to promote and advocate for low-income 0.80% customer assistance rates and programs ➢ Supportive of consolidated rates in each State that allow 0.60% customers to benefit from efficiencies of scale ➢ On average, over the last five years American Water is 0.40% approximately 10 times better than the industry average for meeting health-based limits for drinking water, 0.20% according to U.S. EPA data. 0.00% 2014 2016 2018 2020 2022 2024 2025E 2030E 2035E 16 * Figure is estimated based on data from the US Census Bureau American Community Survey based on zip codes served by American Water. American Water does not collect household income data from its customers.

Investments Drive Continued Rate Base Growth Supports Water Quality, Reliability, and Earnings Growth Investments Drive Continued Rate Base Growth Investments to Support System Needs Estimated Rate Base* Regulated Capital Investments ~8-9% CAGR (Includes Acquisitions) (Includes Acquisitions) for Rate 2025E $ in billions Base Q3 2025 Q3 2024 $23.5 $22.1 $19.7 $17.8 $16.3 $15.0 $3.2B $2.2B $2.0B 2020 2021 2022 2023 2024 Q3 2025 2030E 2035E Capital Recovery Outlook Cap Ex Driven by System Renewal, Resiliency, and Water Quality Infrastructure Capital by Purpose Renewal ~70% Infrastructure Surcharge ~3% (2026-2035) ~4% Resiliency ~5% Mechanisms Water Quality, ~8% ~45% Including PFAS Operational Efficiency, Future Test Traditional ~10% ~30% Technology & Innovation ~70% Years Recovery ~25% System Expansion ~30% ~25% Other 17 * An approximation of rate base, which includes Net Utility Plant not yet included in rate base, pending rate case filings/outcomes.

# ~107,000 Customer Connections Under Agreement Totaling Over $600 Million

American Water

## Under Agreement

*YTD as of Oct. 29, 2025 (excl. Nexus)*

**~60,100 Customer Connections**
**22 Acquisitions in 6 States, $291M**



WV 18,200
PA 15,400
NJ 15,000
MO 11,000
CA 250
IA 250

## Nexus Water Group Systems

*Closing expected by or before Aug. 2026*

**~46,600 Customer Connections**
**60 Systems in 8 States, $315M***



IL 17,100
IN 8,900
PA 7,300
KY 7,000
MD 4,600
NJ 1,100
TN 400
VA 200

## Closed

*YTD as of Oct. 29, 2025*

**~17,500 Customer Connections**
**12 Acquisitions in 5 States, $52M**

## Acquisition of Nexus Systems

- Adds customers in existing states
- Expands in-state geographies for follow-on acquisitions
- Leverages existing state/corporate operations and support

✓ Regulatory approval received from state commission

* Subject to adjustment following the closing of the agreement based on the calculations and criteria provided in the Purchase Agreement.

**More than 1.5 Million Customer Connections in Pipeline**

*Note: Amounts on slide do not include customer connections related to the recently announced merger with Essential Utilities.*

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INVESTOR RELATIONS CONTACTS Aaron Musgrave, CPA Jack Quinn, CPA Vice President, Investor Relations Director, Investor Relations aaron.musgrave@amwater.com jack.quinn@amwater.com Kelley Uyeda Janelle McNally Analyst, Investor Relations & ESG Director, Sustainability kelley.uyeda@amwater.com janelle.mcnally@amwater.com UPCOMING EVENTS EEI Financial Conference November 9-11, 2025 Q4 2025 & Year-End Earnings Call February 19, 2026 (projected) 19

Appendix 20

Forward Looking Statements Certain statements made, referred to or relied upon in this presentation including, without limitation, 2025 and 2026 earnings guidance, the Company’s long-term financial, growth and dividend targets, the ability to achieve the Company’s strategies and goals, customer affordability and acquired customer growth, the outcome of the Company’s pending acquisition activity (including, without limitation, with respect to the proposed merger with Essential Utilities), the amount and allocation of projected capital expenditures and its capital recovery outlook, and estimated revenues from rate cases and other government agency authorizations, are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “likely,” “uncertain,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could” and or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on American Water’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, financial results, levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates, assumptions, known and unknown risks, uncertainties and other factors. Actual results may vary materially from those discussed in the forward-looking statements included in this presentation as a result of the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent filings with the SEC, and because of factors such as: the decisions of governmental and regulatory bodies, including decisions to raise or lower customer rates; the timeliness and outcome of regulatory commissions’ and other authorities’ actions concerning rates, capital structure, authorized return on equity, capital investment, system acquisitions and dispositions, taxes, permitting, water supply and management, and other decisions; changes in customer demand for, and patterns of use of, water and energy, such as may result from conservation efforts, or otherwise; limitations on the availability of the Company’s water supplies or sources of water, or restrictions on its use thereof, resulting from allocation rights, governmental or regulatory requirements and restrictions, drought, overuse or other factors; a loss of one or more large industrial or commercial customers due to adverse economic conditions, or other factors; present and future proposed changes in laws, governmental regulations and policies, including with respect to the environment (such as, for example, potential improvements or changes to existing Federal regulations with respect to lead and copper service lines and galvanized steel pipe), health and safety, data and consumer privacy, security and protection, water quality and water quality accountability, contaminants of emerging concern (including without limitation per- and polyfluoroalkyl substances (collectively, “PFAS”)), public utility and tax regulations and policies, and impacts resulting from U.S., state and local elections and changes in federal, state and local executive administrations; the Company’s ability to collect, distribute, use, secure and store consumer data in compliance with current or future governmental laws, regulations and policies with respect to data and consumer privacy, security and protection; weather conditions and events, climate variability patterns, and natural disasters, including drought or abnormally high rainfall, prolonged and abnormal ice or freezing conditions, strong winds, coastal and intercoastal flooding, pandemics and epidemics, earthquakes, landslides, hurricanes, tornadoes, wildfires, electrical storms, sinkholes and solar flares; the outcome of litigation and similar governmental and regulatory proceedings, investigations or actions; the risks associated with the Company’s aging infrastructure, and its ability to appropriately improve the resiliency of or maintain, update, redesign and/or replace, current or future infrastructure and systems, including its technology and other assets, and manage the expansion of its businesses; exposure or infiltration of the Company’s technology and critical infrastructure systems, including the disclosure of sensitive, personal or confidential information contained therein, through physical or cyber attacks or other means, and impacts from required or voluntary public and other disclosures, as well as civil class action and other litigation or legal, regulatory or administrative proceedings, related thereto; the Company’s ability to obtain permits and other approvals for projects and construction, update, redesign and/or replacement of various water and wastewater facilities; changes in the Company’s capital requirements; the Company’s ability to control operating expenses and to achieve operating efficiencies, and the Company’s ability to create, maintain and promote initiatives and programs that support the affordability of the Company’s regulated utility services; the intentional or unintentional actions of a third party, including contamination of the Company’s water supplies or the water provided to its customers; the Company’s ability to obtain and have delivered adequate and cost-effective supplies of pipe, equipment (including personal protective equipment), chemicals, power and other fuel, water and other raw materials, and to address or mitigate supply chain constraints that may result in delays or shortages in, as well as increased costs of, supplies, products and materials that are critical to or used in the Company’s business operations; the Company’s ability to successfully meet its operational growth projections, either individually or in the aggregate, and capitalize on growth opportunities, including, among other things, with respect to: acquiring, closing and successfully integrating regulated operations, including without limitation the Company’s ability to (i) obtain required regulatory approvals for such acquisitions, (ii) prevail in litigation or other challenges related to such acquisitions, and (iii) recover in rates the fair value of assets of the acquired regulated operations; the Company’s Military Services Group entering into new military installation contracts, price redeterminations, and other agreements and contracts, with the U.S. government; and realizing anticipated benefits and synergies from new acquisitions; in addition to the foregoing, various other uncertainties associated with the Company’s merger agreement with Essential Utilities, Inc. (“Essential”) and the proposed merger, including: (i) a fixed exchange ratio that will not adjust or account for fluctuations in the Company’s or Essential’s stock price; (ii) limitations on the parties’ ability to pursue alternatives to the proposed merger; (iii) financial impacts of the proposed merger on the Company and the combined company’s earnings, earnings per share, financial condition, results of operations, cash flows and share price, and any related accounting impacts; (iv) any impact of the proposed merger on the Company’s ability to declare and pay quarterly dividends on its common stock; (v) the amount and nature of incurred transaction costs associated with the proposed merger; and (vi) reduced ownership and voting interests for the Company’s and Essential’s shareholders upon completion of the proposed merger; in addition to the foregoing, various risks and uncertainties associated with the agreement to acquire certain water and wastewater systems from a subsidiary of Nexus Water Group, Inc., including: (i) the final amount of the rate base to be acquired, and the amount of post-closing adjustments to the purchase price, if any, as contemplated by the acquisition agreement; (ii) the various impacts and effects of (a) compliance, or attempted compliance with, the terms and conditions of the acquisition agreement, and/or (b) the completion of or, or actions taken by the company to complete, the acquisition, on the company’s operations, strategy, guidance, expectations and plans with respect to its Regulated Businesses (considered individually or together as a whole), its current or future capital expenditures, its current and future debt and equity capital needs, dividends, earnings (including earnings per share), growth, future regulatory outcomes, expectations with respect to rate base growth, and other financial and operational goals, plans, estimates and projections; and (iii) any requirement by the company to pay a termination fee in the event the closing does not occur; risks and uncertainties following the completion of the sale of the Company’s Homeowner Services Group (“HOS”), including: the Company’s ability to receive amounts due, payable and owing to the Company under the amended secured seller note when due; and the ability of the Company to redeploy successfully and timely the net proceeds of this transaction into the Company’s Regulated Businesses; risks and uncertainties associated with contracting with the U.S. government, including ongoing compliance with applicable government procurement, security and cybersecurity regulations; cost overruns relating to improvements in or the expansion of the Company’s operations; the Company’s ability to successfully develop and implement new technologies and to protect related intellectual property; the Company’s ability to maintain safe work sites; the Company’s exposure to liabilities related to environmental laws and regulations, including those enacted or adopted and under consideration, and the substances related thereto, including without limitation copper, lead and galvanized steel, PFAS and other contaminants of emerging concern, and similar matters resulting from, among other things, water and wastewater service provided to customers; the ability of energy providers, state governments and other third parties to achieve or fulfill their greenhouse gas emission reduction goals, including without limitation through stated renewable portfolio standards and carbon transition plans; with respect to any of the Forward Sale Agreements, as described herein: (i) the inability of the forward purchasers (or their affiliates) to perform their obligations thereunder, (ii) the timing and method of any settlement thereof, (iii) the amount and intended use of proceeds that may be received by the company from any such settlement, and (iv) the timing and amount of any common stock dilution resulting therefrom; changes in general economic, political, business and financial market conditions; access to sufficient debt and/or equity capital on satisfactory terms and as needed to support operations and capital expenditures; fluctuations in inflation or interest rates, and the Company’s ability to address or mitigate the impacts thereof; the ability to comply with affirmative or negative covenants in the current or future indebtedness of the Company or any of its subsidiaries, or the issuance of new or modified credit ratings or outlooks by credit rating agencies with respect to the Company or any of its subsidiaries (or any current or future indebtedness thereof), which could increase financing costs or funding requirements and affect the Company’s or its subsidiaries’ ability to issue, repay or redeem debt, pay dividends or make distributions; fluctuations in the value of, or assumptions and estimates related to, its benefit plan assets and liabilities, including with respect to its pension and other post-retirement benefit plans, that could increase expenses and plan funding requirements; changes in federal or state general, income and other tax laws, including (i) future significant tax legislation or regulations (including without limitation impacts related to the Corporate Alternative Minimum Tax), and (ii) the availability of, or the Company’s compliance with, the terms of applicable tax credits and tax abatement programs; migration of customers into or out of the Company’s service territories and changes in water and energy consumption resulting therefrom; the use by municipalities of the power of eminent domain or other authority to condemn the systems of one or more of the Company’s utility subsidiaries, including without limitation litigation and other proceedings with respect to the water system assets of the Company’s California subsidiary located in Monterey, California, or the assertion by private landowners of similar rights against such utility subsidiaries; any difficulty or inability to obtain insurance for the Company, its inability to obtain insurance at acceptable rates and on acceptable terms and conditions, or its inability to obtain reimbursement under existing or future insurance programs and coverages for any losses sustained; the incurrence of impairment charges, changes in fair value and other adjustments related to the Company’s goodwill or the value of its other assets; labor actions, including work stoppages and strikes; the Company’s ability to retain and attract highly qualified and skilled employees and talent; civil disturbances or unrest, or terrorist threats or acts, or public apprehension about future disturbances, unrest, or terrorist threats or acts; and the impact of new, and changes to existing, accounting standards. These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above, and the risk factors included in American Water’s annual, quarterly and other SEC filings, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward- looking statements. Any forward-looking statements American Water makes shall speak only as of the date of this presentation. Except as required by the federal securities laws, American Water does not have any obligation, and it specifically disclaims, any undertaking or intention, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on the Company’s businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive. 21

2025 Earnings and 2026 Earnings Guidance (Non-GAAP) This presentation includes a description of American Water’s 2025 and 2026 earnings per share guidance ranges, excluding (i) the $0.10 per share of incremental interest to be recognized from the amended HOS seller note and (ii) transaction costs and expenses associated with the announced merger with Essential Utilities. This information would constitute “non-GAAP financial measures” under SEC rules. They are derived from American Water’s consolidated financial information but not presented in financial statements prepared in accordance with generally accepted accounting principles (“GAAP”). This information supplements American Water’s GAAP disclosures and should be considered in addition to, and not in substitution of, measures of financial performance prepared in accordance with GAAP. Management believes this information is useful to American Water’s investors because they exclude items not reflective of American Water’s ongoing operating results, and the presentation will allow investors to understand better the operating performance of American Water’s regulated businesses. Although management will use this information internally to evaluate American Water’s results of operations and to facilitate a meaningful year-to-year comparison thereof, management does not intend this information to represent future results as defined by GAAP, and investors should not consider it as such. In addition, this information may not be comparable to similar presentations by other companies, and, accordingly, it may have significant limitations in its use. Also, management is unable to present a reconciliation of the amount of transaction expenses noted above without unreasonable effort because management cannot reliably predict the nature, amount or probable significance of all of such expenses for future periods; these adjustments may, individually or in the aggregate, cause the forward-looking non-GAAP financial measure to differ significantly from the most directly comparable GAAP financial measure. 22

Details of Third Quarter 2025 EPS 0.48 (0.09) (0.11) $1.94 (0.09) $0.03* (0.02) (0.02) $1.80 $0.03* (0.01) Q3 2024 Weather** Revenue O&M Depreciation Financing General Taxes Other, net Q3 2025 * Results for the three months ended September 30, 2025 and 2024 include incremental interest income of $0.03 and $0.03 per share, respectively, resulting from the early 2024 amendment to the secured seller note from the sale of the former HOS business. ** Includes estimated weather of $0.03 per share favorable in 2025 and $0.04 per share favorable in 2024. 23

2025 EPS Guidance of $5.70 to $5.75 Affirmed at Top Half of Previous Range* 2025 Out 2025 Outloo look k ✓ Continue to expect 8.6% EPS growth in 2025 (at midpoint) vs. 2024 on a weather-normalized basis • Revenue growth in base rates and in infrastructure mechanisms from capital investment • Focus on customer affordability and effective cost management strategies • Deliver cost effective financing while maintaining balance sheet strength and credit profile 1.75 – 1.85 (0.40) – (0.45) (0.40) – (0.45) $5.70 - $5.75* (0.35) – (0.40) $0.10 (0.10) – (0.15) $5.27* $0.09 8.6% growth at $5.18** $5.60 - $5.65** midpoint 2024 Actual Revenue O&M Depreciation Financing General Taxes Narrowed 2025 Guidance * Includes $0.09 and $0.10 incremental interest from amended HOS seller note in 2024 and 2025, respectively. Will exclude transaction costs and expenses associated with the announced merger with Essential Utilities. 24 ** Excludes weather of $0.12 per share favorable in 2024 ($0.03 in Q2, $0.04 in Q3, $0.05 in Q4) and $0.00 per share in 2025 (unfavorable $0.03 in Q2, favorable $0.03 in Q3).

Successfully Completed 2025 Financing Plan Successfully Executed $800 Million Senior Note Offering Issuer American Water Capital Corp. Pricing Date February 24, 2025 Tenor 10yr Senior Unsecured Successfully completed our long- term debt financing for the year Size $800M þ with issuance of Senior Notes Annual Interest 5.250% Rate Strong demand for issuances (3x Successfully Executed $900 Million Senior Note Offering þ over-subscribed) and successful Issuer American Water Capital Corp. execution helps fund growth while Pricing Date August 6, 2025 managing financing costs Tenor 30yr Senior Unsecured Size $900M Annual Interest 5.700% 25 Rate

# PFAS Treatment Plans

AMERICAN WATER

## Implications of Final Federal PFAS Rule

- U.S. EPA announced on May 14, 2025 its intent to maintain drinking water limits of 4.0 parts per trillion for PFOA and PFOS.
- American Water estimates $2B of capital and up to $50M annually for operating expenses in its 2026-2030 plan.
- American Water has entered into a nine-year supply contract with Calgon Carbon to supply granular activated carbon, equipment and reactivation services to >50 treatment sites across 10 states through 2033.
- U.S. EPA designated PFOA and PFOS as hazardous substances under CERCLA in April 2024. The Company is actively advocating and supporting bipartisan legislation that would provide PFAS liability protections under CERCLA for water and wastewater systems, as passive receivers of PFAS.


SOURCE WATER
WATER TREATMENT
COAGULATION
FLOCCULATION
CLARIFICATION/ SEDIMENTATION
DISTRIBUTION
STORAGE
DISINFECTION
FILTRATION*

*Includes PFAS treatment

## PFAS Litigation Recap

- American Water is a party to the Multi-District Litigation (MDL) lawsuit against several PFAS manufacturers.
  - In 2024, the MDL court approved settlements with DuPont, 3M, Tyco Fire Products LP and BASF Corporation respectively; the amount of proceeds to be received from each settlement is pending.
  - As of September 30, 2025, the Company's utility subsidiaries received settlement payments from defendant 3M of ~$135 million, collectively, net of legal fees and administrative costs. The Company intends to seek regulatory approval from its respective public utility commissions to apply the net proceeds for the benefit of customers. The Company anticipates that, during the remainder of 2025, it may receive one or more additional settlement payments from the defendants named above.

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Military Services Group Provides Strategic Value Currently Serving 70 Additional Installation 18 Military Installations Opportunities 12 Army 15 Army Military Services Group 5 Air Force/Space Force 23 Air Force/Space Force S Regulated-like earnings S Favorable ROI opportunity S Capital light / cash flow positive 1 Navy 19 Navy S Positive branding S Leverage core competencies S Dual wins for AWK & U.S. 0 Marine Corps 13 Marine Corps 27

# State Legislation & Regulation Enable Growth

AMERICAN WATER

| Fair Value | Consolidated Tariff | Future Test Year | Hybrid Test Year | Infrastructure Mechanism | Affordability Tariffs/Programs |
|---|---|---|---|---|---|
| CA MO | CA MO | CA MO | MD | IA NJ | CA MO |
| IA NJ | IA NJ | HI KY | NJ | IL PA | IA NJ |
| IL PA | IL PA | IA PA | WV | IN TN | IL PA |
| IN VA | IN VA | IL TN | | KY VA | IN TN |
| KY WV | KY WV | IN VA | | MO WV | KY VA |
| MD | MD | | | | MD WV |
| **11** | **11** | **10** | **3** | **10** | **12** |

| Water Quality Accountability Legislation | States | Count |
|---|---|---|
| Water Quality Accountability Legislation | IN MO NJ | 3 |

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Reconciliation of Estimated Rate Base Estimated Rate Base* ($ in billions) As of 9/30/2025 Net Utility Plant $29.5 Less Advances for Construction $0.4 CIAC – Contributions in Aid of Construction $1.6 Net Deferred Income Taxes $4.0 $6.0 Total Estimated Rate Base $23.5 * An approximation of rate base, which includes Net Utility Plant not yet included in rate base, pending rate case filings/outcomes. 29

Closed Acquisitions October 29, 2025 NUMBER WATER CUSTOMER CONNECTIONS WASTEWATER CUSTOMER CONNECTIONS STATE TOTAL CUSTOMER CONNECTIONS OF SYSTEMS Pennsylvania 5 7,200 1,300 8,500 New Jersey 2 5,250 - 5,250 California 3 1,350 - 1,350 Illinois 1 - 1,500 1,500 West Virginia 1 900 - 900 Total 12 14,700 2,800 17,500 30

Acquisitions Under Agreement NUMBER STATE WATER CUSTOMER CONNECTIONS WASTEWATER CUSTOMER CONNECTIONS TOTAL CUSTOMER CONNECTIONS OF SYSTEMS West Virginia 7 3,500 14,700 18,200 Pennsylvania 7 3,300 12,100 15,400 Missouri 4 5,600 5,400 11,000 New Jersey 1 15,000 - 15,000 California 1 250 - 250 Iowa 2 125 125 250 Sub-Total 22 27,475 32,325 60,100 NUMBER STATE WASTEWATER CUSTOMER CONNECTIONS TOTAL CUSTOMER CONNECTIONS WATER CUSTOMER CONNECTIONS OF SYSTEMS Illinois 37 13,400 3,700 17,100 Indiana 5 5,500 3,400 8,900 Pennsylvania 6 3,300 4,000 7,300 Kentucky 2 7,000 - 7,000 Maryland 6 3,550 1,050 4,600 New Jersey 2 800 300 1,100 Tennessee 1 400 - 400 Virginia 1 - 200 200 Sub-Total 60 33,950 12,650 46,600 Total 82 61,725 44,975 106,700 31 + Nexus Water Group Systems Oct. 29, 2025

Annualized Revenue from Rate Proceedings ($ in millions) Rate Filings Completed* Requested Revenue in Pending Rate Proceedings Effective since January 1, 2025 $43 $275 $232 $16 $141 $125 Rate Cases Infrastructure Total Rate Cases Infrastructure Total (Includes Charges (Includes Charges Step Increases)** Step Increase)*** * Annualized revenue increase for rates effective since January 1, 2025 ** Does not include certain step increases in California which have been approved, but not yet effective 32 *** Excludes revenue already approved through infrastructure mechanisms

Rates Effective Since… January 1, 2025 ($ in millions) Date Annualized Revenue Date Annualized Infrastructure Charges Rate Cases & Step Increases Effective Increases Effective Revenue Increases (a) Kentucky (QIP) 1/1/2025 $2 Illinois 1/1/2025 105 West Virginia (DSIC/WSIC) 1/1/2025 4 California, Step Increase 1/1/2025 17 Missouri (WSIRA) 2/7/2025 17 (b) Tennessee 1/21/2025 1 New Jersey (DSIC, WSIC, (c) Virginia 2/24/2025 15 5/30/2025 15 & RESIC) Indiana, Step Increase 5/14/2025 17 Pennsylvania (DSIC) 10/1/2025 5 (d) Missouri 5/28/2025 63 Sub-Total $43 (e) Iowa 8/1/2025 13 Total $275 (f) Hawaii 8/1/2025 1 Sub-Total $232 a) The Company’s Illinois subsidiary was authorized additional annualized revenues of $105.2 million, excluding reductions in revenues for infrastructure surcharges in the amount of $5.1 million. b) The Company’s Tennessee subsidiary was authorized additional annualized revenues of $1.0 million, this excludes the $17.5 million for infrastructure surcharges. c) Interim rates were effective on May 1, 2024, and the difference between interim and final Commission approved rates are subject to refund. On September 20, 2024 the Company filed a stipulation of settlement which agreed upon a $14.6 million annualized increase in revenues. On February 24, 2025 the Company received an Order approving the settlement. d) The Company’s Missouri subsidiary was authorized additional annualized revenues of $63.1 million, excluding reductions in revenues for infrastructure surcharges in the amount of $63.3 million. e) The Company’s Iowa subsidiary was authorized additional annualized revenues of $12.7 million, excluding reductions in revenues for infrastructure surcharges in the amount of $0.9 million. Interim rates were effective on May 11, 2024, in the amount of $5.1 million. f) The Company’s Hawaii subsidiary was authorized additional annualized revenues of $1.46 million. 33

# Pending Rate Case Filings

AMERICAN WATER

*($ in millions)*

| Rate Cases Filed | Docket/Case Number | Date Filed | Requested Revenue Increase | ROE Requested | Rate Base |
|---|---|---|---|---|---|
| West Virginia [(a)] | Docket No. 25-0426-W-42T and 25-0428-S-42T | 5/5/2025 | $33 | 10.75% | $1,071 |
| Kentucky [(b)] | Docket No. 2025-00122 | 5/16/2025 | 27 | 10.75% | 674 |
| California [(c)] | Case No. A.25-07-003 | 7/1/2025 | 62 | N/A | 1,242 |
| Maryland | Docket No. 9808 | 8/1/2025 | 3 | 10.64% | 44 |
| | | | $125 | | $3,031 |
| **Infrastructure Surcharges Filed** | | | | | |
| West Virginia (DSIC and WSIC) | | 6/30/2025 | $3 | | $23 |
| Missouri (WSIRA) | | 9/3/2025 | 13 | | 118 |
| | | | $16 | | $141 |
| | | **Total** | $141 | | $3,172 |

a) The Company's West Virginia subsidiary has requested additional annualized revenues of $32.6 million, this excludes the $12.7 million for infrastructure surcharges. This also excludes a Step two proposed increase of $15.2 million which is proposed to be effective 1 year after Step 1. The total revenue requirement request for the two step rate case cycle is $47.8 million.

b) The Company's Kentucky subsidiary has requested additional annualized revenues of $26.9 million; this excludes the $10.1 million for infrastructure surcharges.

c) The Company's California subsidiary submitted its 100 Day Update on October 13, 2025, with the revised request of additional annualized revenues of $62.1 million for the test year 2027. This excludes the proposed step rate and attrition rate increase for 2028 and 2029 of $21.5 million and $26.4 million, respectively. The total revenue requirement request for the three year rate case cycle is $110.0 million. The Company originally requested additional annualized revenues of $63.1 million for test year 2027. This excluded the proposed step rate and attrition rate increase for 2028 and 2029 of $22.1 million and $26.0 million, respectively. The Company's originally requested total revenue requirement request for the three year rate case cycle was $111.2 million.

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# Regulatory Information

AMERICAN WATER

*Rate Base stated in $000s

| | PENNSYLVANIA | NEW JERSEY | MISSOURI | ILLINOIS | INDIANA |
|---|---|---|---|---|---|
| **Authorized Rate Base*** | $5,823,752 | $5,050,637 | $3,152,205[(c)] | $2,185,956 | $1,835,553 |
| **ROE** | 9.45% | 9.60% | 9.75%[(d)] | 9.84% | 9.65% |
| **Equity** | 55.30% | 55.00% | 50.00%[(e)] | 49.00% | 56.30%[(b)] |
| **Effective Date of Rate Case** | 8/7/2024 | 9/15/2024 | 5/28/2025 | 1/1/2025 | 5/14/2025 |

| | WEST VIRGINIA | CALIFORNIA | KENTUCKY | VIRGINIA | TENNESSEE |
|---|---|---|---|---|---|
| **Authorized Rate Base*** | $886,313 | $882,554[(g)] | $489,426 | $369,287[(c)] | $300,742 |
| **ROE** | 9.80% | 10.20%[(a)] | 9.70% | 9.70% | 9.70% |
| **Equity** | 50.12% | 57.04%[(a)] | 52.22% | 45.67% | 44.19% |
| **Effective Date of Rate Case** | 2/25/2024 | 1/1/2024[(g)] | 5/3/2024[(h)] | 2/24/2025[(f)] | 1/21/2025 |

| | IOWA | HAWAII | MARYLAND |
|---|---|---|---|
| **Authorized Rate Base*** | $262,080 | $51,831 | $27,553 [(c)] |
| **ROE** | 9.60% | 9.75% | 9.90% [(d)] |
| **Equity** | 52.28% | 52.11% | 48.66% [(e)] |
| **Effective Date of Rate Case** | 8/1/2025 | 8/1/2025 | 2/5/2019 |

a) On June 29, 2023, Decision 23-06-025 set the authorized cost of capital through 2024. CA has a separate Cost of Capital case which sets the rate of return outside of a general rate proceeding. The decision established an ROE of 8.98% effective 30-days after the decision date. On June 30, 2023, the Company filed to implement an automatic ROE adjustment to 9.50% for 2023 based on the Commission approved Water Cost of Capital Adjustment Mechanism (WCCM), which was approved on July 25, 2023, increasing the return on equity to 9.50%, effective July 31, 2023. On October 16, the Company filed a request to increase the ROE to 10.20% for 2024, which was approved on November 15, 2023, effective January 1, 2024.
b) The Authorized Equity excludes cost-free items or tax credit balances at the overall rate of return which lowers the equity percentage as an alternative to the common practice of deducting such items from rate base.
c) The Authorized Rate Base listed is the Company's view of the Rate Base allowed in the case; the Rate Base was not disclosed in the Order or the applicable settlement agreement.
d) The listed ROE is the Company's view of the ROE allowed in the case; the ROE was not disclosed in the Order or the applicable settlement agreement.
e) The equity ratio listed is the Company's view of the equity ratio allowed in the case; the actual equity ratio was not disclosed in the Order or the applicable settlement agreement.
f) Interim rates were effective May 1, 2024 and received final Order February 24, 2025.
g) The Rate Base and Effective date are based off of Year 1 of the rate case. Annual adjustments are made for Year 2 and 3 which reflect authorized capital improvements for Rate Base and inflationary adjustments for O&M.
h) Interim rates were effective February 6, 2024, and final order was received May 3, 2024. The Company submitted a rehearing request, and a subsequent order on this request was issued increasing rates effective November 6, 2024.

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